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                                CASH TRANSACTIONS

                             CABCO TR FOR BELLSOUTH



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
April 24, 2002               Receipt of Interest on
                             BellSouth 6.75%                    $1,518,750.00

April 24, 2002               Funds Disbursed to
                             Holders of CABCO
                             Trust Certificates                 $1,518,750.00
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